EXHIBIT 10.1

                                                       Comverse Technology, Inc.
                                                       ID: 13-3238402
                                                       170 Crossways Park Drive
                                                       Woodbury, New York  11797
Notice of Grant of Stock Options
and Option Agreement
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[SAMPLE ACCOUNT]                                      Option Number:  [XXXXXXXX]
[ADDRESS]                                             Plan:  200[X]
[CITY, STATE  ZIP CODE]                               ID:  [XXXXXXX]

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Effective [DATE], you have been granted a Stock Option to buy [NUMBER OF SHARES]
shares of Comverse Technology, Inc. (the "Company") stock at $[PRICE] per share.

The total option price of the shares granted is $[TOTAL PRICE].

Shares in each period will become fully vested on the date shown.

   Shares        Vest Type      Full Vest    Expiration
   ------        ---------      ---------    ----------

  [NUMBER]      On Vest Date     [DATE]       [DATE]
  [NUMBER]      Quarterly        [DATE]       [DATE]

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By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made part of this document.

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_______________________________                         ________________________
Comverse Technology, Inc.                               Date


_______________________________                         ________________________
[Optionee]                                              Date

                            COMVERSE TECHNOLOGY, INC.

                             Stock Option Agreement

           This STOCK OPTION AGREEMENT governs the terms and conditions of the stock option (the "Option") specified in the Notice of Grant of Stock Options and Option Agreement delivered herewith (the "Notice of Grant") entitling the person to whom the Notice of Grant is addressed (the "Grantee") to purchase from Comverse Technology, Inc. (the "Corporation") the number of shares (the "Shares") of the Corporation's Common Stock, par value $.10 per share (the "Common Stock") indicated in the Notice of Grant, subject to adjustment.

           1. The Option. The Option is granted pursuant to the Corporation's Stock Option or Compensation Plan indicated in the Notice of Grant (the "Plan") and is effective from and after the effective date specified in the Notice of Grant (the "Date of Grant"). The Grantee, by executing the Notice of Grant and accepting the Option, acknowledges that the Option is in all respects subject to and governed by the terms of this Agreement and of the Plan. The Grantee acknowledges receipt of the Plan and that the provisions of the Plan are incorporated herein by reference in their entirety.

           2. The Option Price. The purchase price of the Shares issuable upon exercise of the Option is the price specified in the Notice of Grant, subject to adjustment as provided in the Plan (the "Option Price"), which price is agreed to be not less than the fair market value of the Shares as of the Date of Grant.

           3. Exercise of Option.

           (a) The exercise of the Option and the acquisition, holding and disposition of the Shares shall be subject to the terms and provisions of the Plan and this Agreement. Neither the Grantee nor the Grantee's legal representatives, legatees or distributees shall be or be deemed to be the holder of any of the Shares unless and until the Option shall have been duly exercised and certificates representing such Shares shall have been issued. Upon payment of the Option Price in accordance with the terms hereof, the Shares shall be fully paid and nonassessable.

           (b) Except as otherwise expressly provided in this Agreement or in the Plan, the right to purchase Shares under the Option shall vest and become nonforfeitable in increments on dates (each, an "Incremental Vesting Date") commencing, as to one-quarter of the total number of Shares, with the first anniversary of the Date of Grant, and occurring thereafter, as to six and one-quarter percent (6-1/4%) of the total number of Shares, on the day of the month corresponding to the Date of Grant of each third month following the immediately preceding Incremental Vesting Date, provided that the Grantee shall be in the qualified employ or service of the Corporation, or any parent or subsidiary of the Corporation, on the applicable Incremental Vesting Date. The Option shall become exercisable at each Incremental Vesting Date for the number of Shares vesting at such date, and shall thereafter remain exercisable as to such Shares until it is exercised in full or terminates, provided that in no event shall the Option be exercisable after the expiration of ten years from the Date of Grant. Upon the termination of the Grantee's qualified employment or service for any reason, the Option shall cease to vest and shall thereafter be exercisable, within the applicable limits referred to in Section 5 (generally for 90 days after termination, or one year in the case of death), only for the number of Shares that had become vested as of the date of such termination.


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           (c) The person at the time entitled to exercise the Option (the
"Option Holder") may exercise the Option by delivering to the Corporation, not more than thirty calendar days prior to the date upon which all or any portion of the Option is to be exercised, written notice (the "Notice") of his election to exercise all or a part of the Option, which Notice shall specify the date for the exercise of the Option and the number of Shares in respect of which the Option is to be exercised. The date specified in the Notice shall be a business day of the Corporation. In the event that, at the time an Option Holder desires to exercise an Option, the Corporation shall have in effect an arrangement with a financial institution (the "Designated Broker") providing facilities for the exercise of Options and the payment of the Option Price, the Option Holder may cause the Option to be exercised on his behalf by the Designated Broker upon such terms and subject to such conditions as shall exist as part of such arrangement.

           (d) Upon the exercise of the Option in accordance with the immediately preceding paragraph, the Option Price of the Shares in respect of which the Option is exercised shall be paid in full by or for the account of the Option Holder, in immediately available United States dollars; no other form of payment will be accepted.

           (e) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), permitting the sale and delivery of the Shares upon exercise of the Option shall be in effect at the date of such exercise, the Shares shall be issued only in reliance on the Option Holder's representations made hereby and effective the date of such issuance that such Shares are being acquired for investment and not with a present view to distribution; that the Option Holder understands that the Shares have not been registered under the Securities Act and cannot be sold, transferred, pledged or hypothecated unless a registration statement under the Securities Act is in effect with respect thereto or the Corporation has received an opinion of counsel, satisfactory to it, to the effect that such registration is not required; that the Option Holder has such knowledge and experience in financial and business matters as is necessary to evaluate the risks of the investment represented by the purchase of the Shares and is able to bear the economic risk of such investment; that the Option Holder is purchasing the Shares based on an independent evaluation of the long-term prospects of the Corporation; and that the Option Holder has been furnished with such financial and other information relating to the Corporation as the Option Holder has requested. The Corporation may require, as a condition of the issuance of any Shares upon the exercise of the Option, that the person exercising the Option execute and deliver to the Corporation such certificates, agreements or other instruments as in the judgment of the Corporation may be necessary or otherwise appropriate to assure that the Shares are issued in accordance with the Securities Act and all other applicable laws and regulations and that the certificates representing the Shares issued upon such exercise bear any restrictive legend required for such purpose. If, and to the extent that, in the judgment of the Corporation the exercise of the Option may, under applicable laws or regulations in effect at the time of exercise, subject the Corporation to any obligation to withhold or pay amounts for federal, state, local, social security, or any other taxes, the exercise of the Option and the issuance of any Shares thereunder shall be subject to such conditions, including the payment of funds to the Corporation or the offset of amounts otherwise payable by the Corporation, as the Corporation may determine to be necessary or otherwise appropriate to satisfy such obligation.


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           4. Adjustment of Option. The number of Shares issuable upon exercise of the Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of certain events specified in the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures specified therein. Any such adjustment shall be made to the nearest whole share, and no fractional shares shall be issued as a result of any adjustment pursuant to this Section.

           5. Transfer of Option; Termination of Employment. Neither the Option nor any interest therein shall be assignable or transferable except as expressly permitted by, and in accordance with the applicable terms and conditions of, the Plan. If the employment of the Grantee is terminated for any reason or if the Grantee shall retire or die while in the employ of the Corporation or any of its subsidiaries, or during the period in which the Option may be exercised after the termination of the Grantee's employment, subject to the applicable terms and conditions of this Agreement, the Option may be exercised within the time limits described in the Plan by the person or persons specified therein as to the number of Shares vested as of the date of termination in accordance with subsection 3(b).

           6. Miscellaneous.

           (a) As a condition of the grant of the Option, the Grantee hereby agrees, for himself and his personal representatives, successors and assigns, that any dispute which may arise under or as a result of the application of the terms and conditions of this Agreement or the Plan shall be determined by the Board of Directors of the Corporation or any Committee thereof to whom the administration of the Plan is delegated thereunder, which determination shall be final, binding and conclusive.

           (b) The existence of the Option shall not be deemed to constitute or confer upon the Option Holder any rights as a shareholder of the Corporation prior to its exercise, and shall not be deemed to affect in any way the right or power of the Corporation or its shareholders to make or authorize to be made (i) any adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Corporation, (ii) any merger or consolidation of the Corporation with or into any other corporation or entity,
(iii) any issue of bonds, debentures or capital stock entitling the holders thereof to rights, preferences or privileges superior to the holders of shares of Common Stock in respect of such shares, (iv) the dissolution or liquidation of the Corporation, or the sale or transfer of all or any part of its assets or business or (v) any other corporate act or proceeding, whether of a similar character or otherwise.

           (c) In the event that the Option Holder shall at any time sell any of the Shares, he shall give written notice of such sale to the Corporation not later than ten days after the date thereof, which notice shall state the number of Shares sold and the amount received upon such sale.



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           (d) This Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent provided herein and in the Plan, shall be binding upon and inure to the benefit of the Grantee's legal representatives, successors and assigns.

           (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such State.

           (f) This Agreement, together with the Notice of Grant and the Plan, constitutes the entire agreement and understanding between the Corporation and the Grantee relative to the subject matter hereof and may be amended, modified or superseded, except as otherwise expressly provided in the Plan, only by a written instrument duly executed by the party or parties sought to be bound thereby.



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